THE NORTH COUNTRY EQUITY GROWTH FUND

THE NORTH COUNTRY INTERMEDIATE BOND FUND

each a series of

THE NORTH COUNTRY FUNDS

Supplement Dated October 15, 2008 to the Prospectus Dated March 31, 2008 (the “Prospectus”)

Reference is made to the first paragraph under the section entitled “HOW TO SELL (REDEEM) SHARES,” beginning on page 20 of the Prospectus.   The following information is added to the end of this paragraph:

In an effort to mitigate the risk of identity theft, the Funds will not permit redemption proceeds to be paid to someone other than the registered owner of the account.

Reference is made to the sub-heading “Medallion Signature Guarantee Requirements” beginning on page 22 of the Prospectus.  The last two bullet points on this page are deleted in their entirety and replaced with the following information:

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Sending proceeds to any address, brokerage firm or bank account that is in your name, but not in our records;

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Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges, and any other election in connection with your account.

Reference is made to the sub-heading “Transferring Registration” on page 23 of the Prospectus.

The information contained in this section is deleted in its entirety and replaced with the following information:

To transfer the registration of your shares in a Fund to another owner, please contact the Transfer Agent at 888-350-2990 for specific information concerning required documentation.

Please retain this supplement for future reference.